UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 24, 2017

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 24, 2017, Westlake Chemical Partners LP, a publicly traded master limited partnership formed by Westlake Chemical Corporation (“Westlake Chemical”), issued a press release regarding the publication in the Federal Register of the final regulations issued by the U.S. Department of Treasury and the Internal Revenue Service on January 19, 2017 under section 7704(d)(1)(E) of the Internal Revenue Code (the “Final Regulations”). These Final Regulations are now effective. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The information furnished pursuant to this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing by Westlake Chemical under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

99.1	Press Release dated January 24, 2017 issued by Westlake Chemical Partners LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/s/ L. Benjamin Ederington
L. Benjamin Ederington
Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

Date: January 24, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 24, 2017 issued by Westlake Chemical Partners LP

4